Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

Focused Dividend Strategy Portfolio

Supplement dated December 18, 2009 to the Prospectus

dated February 27, 2009, as supplemented and amended to date

Effective immediately, the Focused Dividend Strategy Portfolio (the “Portfolio”) will make its securities selections on an annual instead of monthly basis. Accordingly, with respect to the Portfolio the paragraph under the heading “Principal Investment Techniques” in the section “Portfolio Highlights—Q&A” on page 2 of the Prospectus is hereby deleted and replaced with the following:

Principal

Investment Techniques

“employs a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and broader market. At least 80% of the Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.”

In addition, the three paragraphs under the heading “Additional Information About the Focused Dividend Strategy Portfolio” on page 3 of the Prospectus are hereby deleted and replaced with the following:

“The Focused Dividend Strategy Portfolio will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis. The first ten stocks selected will represent the ten highest yielding stocks within the Dow Jones Industrial Average. The next twenty stocks will be selected from the Russell 1000 Index. The selection criteria for these twenty stocks will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Selections for the Portfolio may include securities of foreign issuers, but such securities may not exceed 20% of the Portfolio at the time of the annual rebalancing. While the securities selection process will take place on an annual basis, the portfolio manager may, from time to time, substitute certain securities for those selected for the Portfolio or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Portfolio no longer meets the dividend yielding criteria or when the value of a security becomes a disproportionately large percentage of the Portfolio’s holdings, in the discretion of the portfolio manager.

The annual consideration of the stocks that meet the selection criteria will take place on or about the end of the Focused Dividend Strategy Portfolio’s fiscal year (October 31). Immediately after the Focused Dividend Strategy Portfolio buys and sells stock in connection with the Portfolio’s annual rebalancing, it will hold approximately an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest about 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Focused Dividend Strategy Portfolio, the Adviser will invest additional funds in the pre-selected stocks based on each stock’s respective percentage of the Portfolio’s assets at the time.

The Focused Dividend Strategy Portfolio employs a strategy to hold stocks between its annual rebalancing, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Focused Dividend Strategy Portfolio, it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the year.”

The sentence with respect to the Portfolio under the heading “What are the Portfolio’s principal investment techniques?” on page 44 of the Prospectus is hereby deleted and replaced with the following:

“Employs a “buy and hold” strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market.”

The paragraph entitled “Monthly rebalancing” in the section “More Information About the Portfolios—Glossary—Investment Terminology” on page 47 of the Prospectus is hereby deleted and replaced with the following:

“Annual rebalancing. The Focused Dividend Strategy Portfolio will rebalance its holdings on an annual basis, immediately after which the Portfolio will hold approximately an equal value of each of the thirty stocks held by the Portfolio. SunAmerica will implement the rebalancing by purchasing new stocks that meet the selection criteria, selling stocks that no longer meet the selection criteria, and adjusting its ownership of stocks that continue to meet the criteria in order to achieve the proper weightings of each of the thirty stocks.”

The paragraph entitled “Disciplined Strategy” in the section “More Information About the Portfolios—Glossary—Risk Terminology” on page 48 of the Prospectus is hereby deleted and replaced with the following:

“Disciplined strategy: The Focused Dividend Strategy Portfolio will not deviate from its passively managed strategy, which entails buying and holding up to approximately thirty stocks selected through the selection criteria described under “Additional Information About the Focused Dividend Strategy Portfolio” on page 3 of the prospectus (except if necessary to comply with federal tax laws applicable to the Portfolio). The Portfolio will not sell stocks in its portfolio and buy different stocks except during its annual rebalancing or as otherwise set forth in the prospectus, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP8_FOCPR_2-09

SUNAMERICA FOCUSED SERIES, INC. (THE “FUND”)

Focused Dividend Strategy Portfolio (the “Portfolio”)

Supplement dated December 18, 2009 to the Statement of Additional Information (“SAI”)

dated February 27, 2009, as supplemented and amended to date

The paragraph entitled “Corporate Transactions Involving Portfolio Companies of the Dividend Strategy Portfolio” in the section “Investment Objectives and Policies” on page B-15 to B-16 of the SAI is hereby deleted and replaced with the following:

“Corporate Transactions Involving Portfolio Companies of the Dividend Strategy Portfolio

Dividend Strategy Portfolio will employ a buy and hold strategy, which ignores market timing and rejects active management. Dividend Strategy Portfolio will not sell stocks in its portfolio and buy different stocks except during its annual rebalancing or as otherwise set forth in the Prospectus, even if there are adverse developments concerning a particular stock, company, or industry. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in Dividend Strategy Portfolio’s portfolio, the Portfolio generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in Dividend Strategy Portfolio’s portfolio is automatically exchanged for a stock of another company, Dividend Strategy Portfolio will hold the newly acquired stock until such time as Dividend Strategy Portfolio’s entire portfolio is rebalanced or as otherwise set forth in the Prospectus. In the event that Dividend Strategy Portfolio were to receive cash in exchange for its entire position in an issuer upon a corporate event, Dividend Strategy Portfolio would not replace the issuer in its portfolio, but would hold one less stock until the next annual rebalancing.”

Capitalized terms used in this supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP5_FOCPR_2-09